UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2020

MARIMED INC.
(Exact name of registrant as specified in its charter)

Delaware	0-54433	27-4672745
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10 Oceana Way, Norwood, Massachusetts	02062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 795-5140

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Not Applicable.	Not Applicable.	Not Applicable.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 20, 2020, MariMed Inc. (the “Company”) entered into a note extension agreement (the “Extension Agreement”), effective as of September 30, 2020, with Best Buds Funding, LLC (“Best Buds”) pursuant to which the Company (i) repaid $1,000,000 of the principal amount of the outstanding $6,845,000 secured promissory note issued to Best Buds in April 2020 (“April Note”); (ii) issued an amended and restated senior secured promissory note in the principal amount of $5,845,000 to replace the April Note, bearing interest at twelve percent (12%) per annum and having a maturity date of September 30, 2022 (“Note #1”); and (iii) issued an amended and restated senior secured promissory note in the principal amount of $3,000,000 bearing interest at twelve percent (12%) per annum and having a maturity date of September 30, 2022 (together with Note #1, the “Notes”) to replace a similar note with the same principal amount issued to Best Buds in April 2020.

In consideration of the Extension Agreement, among other things, the Company (i) issued four-year warrants to Best Buds designees to purchase up to 5,000,000 shares of the Company’s common stock at an exercise price of $0.25 per share (the “Warrant”); (ii) paid Best Buds a fee of $100,000; and (iii) extended the security interest in certain Company properties and the pledge of certain equity interests to secure the Notes.

The foregoing description of the agreement and related transactions does not purport to be complete and is qualified in its entirety by reference to the full text of the Extension Agreement, the Notes and the Warrant, filed as Exhibits 10.13, 4.4, 4.5 and 4.6, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.4	Amended and Restated Senior Secured Commercial Promissory Note, dated October 19, 2020, in the principal amount of $5,845,000, issued by MariMed Advisors, Inc. to Best Buds Funding LLC.

4.5	Amended and Restated Senior Secured Commercial Promissory Note, dated October 19, 2020, in the principal amount of $3,000,000, issued by MariMed Advisors, Inc. to Best Buds Funding LLC.

4.6	Common Stock Purchase Warrant, dated September 30, 2020, issued by MariMed Inc.to Best Buds Funding, LLC. and/or its designees

10.13	Note Extension Agreement, effective as of September 30, 2020, among Best Buds Funding LLC, as lender, and each of MariMed Inc., Mari Holdings MD LLC, and MariMed Advisors Inc., as the borrower parties.

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARIMED INC.

Dated: October 26, 2020
	By:	/s/ ROBERT FIREMAN
Robert Fireman, CEO